Exhibit 99.1
For Immediate Release
Date: February 1, 2011

Contacts:	J. Williar Dunlaevy Chairman & Chief Executive Officer	Patrick J. Sullivan President
Phone:	413-445-3500	413-445-3409
Email:	bill.dunlaevy@legacybanks.com	pat.sullivan@legacybanks.com
Legacy Bancorp, Inc. Announces Expiration of “Go-Shop” Period
PITTSFIELD, MASSACHUSETTS (February 1, 2011): Legacy Bancorp, Inc. (“Legacy” or the “Company”) (NASDAQ: LEGC), the holding company for Legacy Banks, today announced the expiration of the “go-shop” period pursuant to the terms of the previously announced merger agreement (the “Merger Agreement”) entered into on December 21, 2010 by Legacy and Berkshire Hills Bancorp, Inc. (“Berkshire”) (NASDAQ: BHLB).
Under the Merger Agreement, Legacy had the right to pursue alternative acquisition proposals from third parties from the date of the Merger Agreement through January 31, 2011. Although Keefe, Bruyette & Woods, Inc., Legacy’s financial advisor, informed various other banking companies of the “go-shop” period, Legacy did not receive any alternative acquisition proposals prior to the expiration of the “go-shop” period.
The Legacy board of directors continues to believe that the Merger Agreement and the merger and other transactions contemplated by the Merger Agreement are in the best interests of Legacy and its stockholders. Under the terms of the Merger Agreement, each outstanding share of the Company’s common stock will be exchanged for 0.56385 Berkshire common shares plus $1.30 in cash. As a result, 90% of the merger consideration will be in the form of Berkshire stock and 10% will be in the form of cash. Legacy and Berkshire anticipate that the merger will be completed by June 30, 2011, subject to customary closing conditions, including receipt of stockholder and regulatory approvals.
Legacy and Berkshire expect that in March 2011 they will file with the Securities and Exchange Commission preliminary proxy materials relating to the special meetings of Legacy and Berkshire stockholders to vote on the proposed merger.
About Legacy Bancorp
     Legacy Bancorp is a publicly held, one-bank holding company whose wholly-owned subsidiary, Legacy Banks, is a full-service, community-oriented financial institution offering products and services to individuals, families and businesses through 19 branch offices located in western Massachusetts and eastern New York State. Predecessors to Legacy Banks have been serving the area’s financial needs since 1835. Legacy Banks’ business consists primarily of making loans to its customers, including residential mortgages, commercial real estate loans, commercial loans and consumer loans, and investing in a variety of investment and mortgage-backed securities. Legacy Banks funds these lending and investment activities with deposits from the general public, funds generated from operations and select borrowings. Legacy Banks also provides insurance and investment products and services, investment portfolio management, debit and credit card products and online banking. For more information, visit www.legacy-banks.com or call 800-292-6634.
About Berkshire Hills Bancorp
     Berkshire Hills Bancorp is the parent of Berkshire Bank — America’s Most Exciting Bank(SM). The Company has $2.9 billion in assets and 42 full service branch offices in Massachusetts, New York, and Vermont. Berkshire Bank provides 100% deposit insurance protection for all deposit accounts, regardless of amount, based on a combination of FDIC insurance and the Depositors Insurance Fund (DIF). For more information, visit www.berkshirebank.com or call 800-773-5601.
Forward Looking Statements
     Certain statements contained in this news release that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the SEC, in press releases, and in oral and written statements made by us or with our approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of our plans, objectives and expectations or those of our management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.
     Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: local, regional, national and international economic conditions and the impact they may have on us and our customers and our assessment of that impact, changes in the level of non-performing assets and charge-offs; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism; the timely development and acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowings and savings habits; changes in the financial performance and/or condition of our borrowers; technological changes; acquisitions and integration of acquired businesses; the ability to increase market share and control expenses; changes in the competitive environment among financial holding companies and other financial service providers; the quality and composition of our loan or investment portfolio; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which we and our subsidiaries must comply; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, compensation and benefit plans; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; greater than expected costs or difficulties related to the opening of new branch offices or the integration of new products and lines of business, or both; and/or our success at managing the risk involved in the foregoing items.
Additional Information for Stockholders
     In connection with the proposed merger, Berkshire will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a Proxy Statement of Legacy and a Proxy Statement/Prospectus of Berkshire, as well as other relevant documents concerning the proposed transaction. Stockholders are urged to read the Registration Statement and the Proxy Statement/prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Berkshire Hills and Legacy, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Berkshire Hills Bancorp at www.berkshirebank.com under the tab “Investor Relations” or from Legacy Bancorp by accessing Legacy Bancorp’s website at www.legacy-banks.com under the tab “Investor Relations.”
     Berkshire and Legacy and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Legacy Bancorp in connection with the proposed merger. Information about the directors and executive officers of Berkshire Hills Bancorp is set forth in the proxy statement for Berkshire Hills Bancorp’s 2010 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 26, 2010. Information about the directors and executive officers of Legacy Bancorp is set forth in the proxy statement for Legacy Bancorp’s 2010 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 25, 2010. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.
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